Exhibit 10.46

CELLU TISSUE HOLDINGS, INC.

DIRECTOR

NON-INCENTIVE STOCK OPTION

OPTION CERTIFICATE

THIS OPTION CERTIFICATE evidences that a stock option (“Option”) has been granted under the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan, as amended (“Plan”), to Director as of the Award Date for the purchase of the Awarded Number of Shares of Stock at the Option Price per share, all as defined below and all subject to the terms and conditions set forth in § 1 through § 11 of Exhibit A of this Option Certificate.

“Director”:	<<Name>>

“Award Date”:	<<Date>>

“Awarded Number of Shares of Stock”:	<<Shares >>

“Option Price per Share”:	<<Dollar >>

CELLU TISSUE HOLDINGS, INC.

BY:
TITLE:

OPTION CERTIFICATE

EXHIBIT A

§ 1. Plan. The Option is subject to all the terms and conditions set forth in the Plan for a Non-ISO, and all of the capitalized terms not otherwise defined in this Option Certificate shall have the same meaning in this Option Certificate as in the Plan. A copy of the Plan will be made available to Director upon written request to the corporate Secretary of the Company.

§ 2. Status as Non-ISO. The Company intends that the Option not qualify for any special income tax benefits under § 422 of the Code. Therefore, the Company intends that the exercise of the Option constitute a taxable event to Director for federal income tax purposes and that the Company receive an income tax deduction for federal income tax purposes for the amount that Director includes in income.

§ 3. Accrual of Exercise Right. The right to exercise the Option granted by this Option Certificate shall (subject to the special rules in § 5) accrue and become exercisable in full on the first anniversary of the Award Date so long as Director remains continuously on the Board through such anniversary date; provided, however, if Director dies while serving on the Board before such anniversary date, the right to exercise the Option shall accrue and become exercisable (rounding down any fractional shares) on a prorata basis upon Director’s death based on the portion of the one year period that Director has completed at the time of death. The aggregate number of shares of Stock subject to exercise on any date shall equal the excess, if any, of the number of whole shares of Stock as to which the right to exercise then has accrued over the number of whole shares of Stock for which the Option has been exercised. The Option may be exercised in whole or in part at any time with respect to whole shares of Stock as to which the exercise right has accrued as of that time; provided, however, that the Option may not be exercised for fewer than twenty-five (25) shares of Stock unless the total number of shares of Stock which can be purchased under the Option at the time of such exercise is fewer than twenty-five (25), in which event the Option shall be exercised for the total number of such shares.

§ 4. Life of Option. The Option shall expire when exercised in full; provided, however, the Option shall expire, to the extent not exercised in full, on the date which is the tenth anniversary of Award Date, or, if earlier, on the date provided under § 5 of this Option Certificate.

§ 5. Special Rules.

(a) Termination of Service. Except as provided in § 5(b) or § 5(c) of this Option Certificate, in the event that Director’s service on the Board is terminated for any reason on any date, Director’s accrued right under § 3 of this Option Certificate to exercise the Option (as determined as of the date Director’s service terminates) shall expire immediately and automatically on the last day of the earlier of (A) the 90 consecutive day period which immediately follows the date Director’s service terminates or (B) the period described in § 4 of this Option Certificate.

(b) Death. In the event that Director dies while serving on the Board or while he or she has a right to exercise the Option under § 5(a)(A) of this Option Certificate, Director’s right to exercise the Option under § 5(a)(A) shall be extended and thereafter shall expire immediately and automatically on the last day of the twelve (12) consecutive month period immediately following the date of Director’s death.

(c) Change in Control. If there is a Change in Control on any date, (A) the Option shall become 100% exercisable (to the extent not already exercisable) by Director in accordance with § 14.1 of the Plan as in effect on the Award Date on the date of the Change in Control and (B) the Board shall have the right (to the extent expressly required as part of such transaction) to cancel the Option after giving Director a reasonable period to exercise the Option.

§ 6. Method of Exercise. Director may (subject to the conditions of this Option Certificate) exercise the Option in whole or in part (before the date the Option expires) on any normal business day of the Company by (1) delivering to the Company at its principal place of business in Atlanta, Georgia a written notice (addressed to its corporate Secretary or Chief Financial Officer) of the exercise of such Option and (2) simultaneously paying the Option Price to the Company in cash, by check, in Stock or through any cashless exercise procedure which is acceptable to the Committee, including a Net Option Exercise or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date action acceptable to the Committee is taken to tender such Stock to the Committee or its delegates.

§ 7. Non-Transferability. The Option is not transferable (absent the Committee’s consent) by Director other than by will or by the applicable laws of descent and distribution, and the Option (absent the Committee’s consent) shall be exercisable during Director’s lifetime only by Director. The person or persons to whom the Option is transferred by will or by the applicable laws of descent and distribution thereafter shall be treated as the Director under this Option Certificate.

§ 8. Resale of Shares Acquired by Exercise of Option. Upon the receipt of shares of Stock as a result of the exercise of the Option, Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resell or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.

§ 9. Not Contract; No Shareholder Rights; Construction of Option Certificate. This Option Certificate (1) shall not be deemed a right to continue to serve on the Board, (2) shall not give Director any rights of any kind or description whatsoever as a shareholder of the Company as a result of the grant of the Option or his or her exercise of the Option before the date of the actual delivery of Stock subject to the Option to Director, (3) shall not confer on Director any rights upon his or her termination of service in addition to those rights expressly set forth in this Option Certificate, and (4) shall be construed exclusively in accordance with the laws of the State of Delaware.

§ 10. Other Conditions. If so requested by the Company upon the exercise of the Option, Director shall (as a condition to the exercise of the Option) enter into any other agreement or make such other representations prepared by the Company which in relevant part will restrict the transfer of Stock acquired pursuant to the exercise of this Option and will provide for the repurchase of such Stock by the Company under certain circumstances.

§ 11. Section 16a. If Director, at the time he or she proposes to exercise any rights under this Option, is an officer or director of the Company, or is filing ownership reports with the Securities and Exchange Commission under Section 16(a) of the 1934 Act, then Director should consult the Company before Director exercises such rights to determine whether the securities law might subject him or her to additional restrictions upon the exercise of such rights.

OPTION EXERCISE FORM

(To be used by Director to exercise the rights to purchase Stock evidenced by the foregoing Option)

TO:	Cellu Tissue Holdings, Inc.

The Undersigned hereby exercises his/her right to purchase              shares of Stock covered by the Option grant evidenced by the attached Certificate in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full/

If the Undersigned wants shares electronically transferred to a brokerage account, please attach appropriate transfer instructions to this form.

Signature

Address

Dated

CELLU TISSUE HOLDINGS, INC.

DIRECTOR

NON-INCENTIVE STOCK OPTION

OPTION CERTIFICATE

THIS OPTION CERTIFICATE evidences that a stock option (“Option”) has been granted under the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan, as amended (“Plan”), to Director as of the Award Date for the purchase of the Awarded Number of Shares of Stock at the Option Price per share, all as defined below and all subject to the terms and conditions set forth in § 1 through § 11 of Exhibit A of this Option Certificate.

“Director”:	<<Name>>

“Award Date”:	<<Date>>

“Awarded Number of Shares of Stock”:	<<Shares >>

“Option Price per Share”:	<<Dollar >>

“Vesting Period”:	<<Vesting-Period>>

CELLU TISSUE HOLDINGS, INC.

BY:
TITLE:

OPTION CERTIFICATE

EXHIBIT A

§ 1. Plan. The Option is subject to all the terms and conditions set forth in the Plan for a Non-ISO, and all of the capitalized terms not otherwise defined in this Option Certificate shall have the same meaning in this Option Certificate as in the Plan. A copy of the Plan will be made available to Director upon written request to the corporate Secretary of the Company.

§ 2. Status as Non-ISO. The Company intends that the Option not qualify for any special income tax benefits under § 422 of the Code. Therefore, the Company intends that the exercise of the Option constitute a taxable event to Director for federal income tax purposes and that the Company receive an income tax deduction for federal income tax purposes for the amount that Director includes in income.

§ 3. Accrual of Exercise Right. The right to exercise the Option granted by this Option Certificate shall (subject to the special rules in § 5) accrue and become exercisable in equal increments on each annual anniversary of the Award Date over the Vesting Period so long as Director remains continuously on the Board through such anniversary date. If Director dies before the right to exercise the Option is 100% accrued and exercisable, then in addition to any increment accrued or exercisable on the anniversary date immediately preceding the date of death, the Director shall have the right to exercise the Option with respect to a prorata portion (rounding down any fractional shares) of the increment that would have otherwise vested on the anniversary date immediately following the date of death, with such prorata portion determined based on the portion of such one year period that Director has completed at the time of death. The aggregate number of shares of Stock subject to exercise on any date shall equal the excess, if any, of the number of whole shares of Stock as to which the right to exercise then has accrued over the number of whole shares of Stock for which the Option has been exercised. The Option may be exercised in whole or in part at any time with respect to whole shares of Stock as to which the exercise right has accrued as of that time; provided, however, that the Option may not be exercised for fewer than twenty-five (25) shares of Stock unless the total number of shares of Stock which can be purchased under the Option at the time of such exercise is fewer than twenty-five (25), in which event the Option shall be exercised for the total number of such shares.

§ 4. Life of Option. The Option shall expire when exercised in full; provided, however, the Option shall expire, to the extent not exercised in full, on the date which is the tenth anniversary of Award Date, or, if earlier, on the date provided under § 5 of this Option Certificate.

§ 5. Special Rules.

(a) Termination of Service. Except as provided in § 5(b) or § 5(c) of this Option Certificate, in the event that Director’s service on the Board is terminated for any reason on any date, Director’s accrued right under § 3 of this Option Certificate to exercise the Option (as determined as of the date Director’s service terminates) shall expire immediately and automatically on the last day of the earlier of (A) the 90 consecutive day period which immediately follows the date Director’s service terminates or (B) the period described in § 4 of this Option Certificate.

(b) Death. In the event that Director dies while serving on the Board or while he or she has a right to exercise the Option under § 5(a)(A) of this Option Certificate, Director’s right to exercise the Option under § 5(a)(A) shall be extended and thereafter shall expire immediately and automatically on the last day of the twelve (12) consecutive month period immediately following the date of Director’s death.

(c) Change in Control. If there is a Change in Control on any date, (A) the Option shall become 100% exercisable (to the extent not already exercisable) by Director in accordance with § 14.1 of the Plan (as in effect on the Award Date) on the date of the Change in Control and (B) the Board shall have the right (to the extent expressly required as part of such transaction) to cancel the Option after giving Director a reasonable period to exercise the Option.

§ 6. Method of Exercise. Director may (subject to the conditions of this Option Certificate) exercise the Option in whole or in part (before the date the Option expires) on any normal business day of the Company by (1) delivering to the Company at its principal place of business in Atlanta, Georgia a written notice (addressed to its corporate Secretary or Chief Financial Officer) of the exercise of such Option and (2) simultaneously paying the Option Price to the Company in cash, by check, in Stock or through any cashless exercise procedure which is acceptable to the Committee, including a Net Option Exercise or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date action acceptable to the Committee is taken to tender such Stock to the Committee or its delegates.

§ 7. Non-Transferability. The Option is not transferable (absent the Committee’s consent) by Director other than by will or by the applicable laws of descent and distribution, and the Option (absent the Committee’s consent) shall be exercisable during Director’s lifetime only by Director. The person or persons to whom the Option is transferred by will or by the applicable laws of descent and distribution thereafter shall be treated as the Director under this Option Certificate.

§ 8. Resale of Shares Acquired by Exercise of Option. Upon the receipt of shares of Stock as a result of the exercise of the Option, Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resell or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.

§ 9. Not Contract; No Shareholder Rights; Construction of Option Certificate. This Option Certificate (1) shall not be deemed a right to continue to serve on the Board, (2) shall not give Director any rights of any kind or description whatsoever as a shareholder of the Company as a result of the grant of the Option or his or her exercise of the Option before the date of the actual delivery of Stock subject to the Option to Director, (3) shall not confer on Director any rights upon his or her termination of service in addition to those rights expressly set forth in this Option Certificate, and (4) shall be construed exclusively in accordance with the laws of the State of Delaware.

§ 10. Other Conditions. If so requested by the Company upon the exercise of the Option, Director shall (as a condition to the exercise of the Option) enter into any other agreement or make such other representations prepared by the Company which in relevant part will restrict the transfer of Stock acquired pursuant to the exercise of this Option and will provide for the repurchase of such Stock by the Company under certain circumstances.

§ 11. Section 16a. If Director, at the time he or she proposes to exercise any rights under this Option, is an officer or director of the Company, or is filing ownership reports with the Securities and Exchange Commission under Section 16(a) of the 1934 Act, then Director should consult the Company before Director exercises such rights to determine whether the securities law might subject him or her to additional restrictions upon the exercise of such rights.

OPTION EXERCISE FORM

(To be used by Director to exercise the rights to purchase Stock evidenced by the foregoing Option)

TO: Cellu Tissue Holdings, Inc.

The Undersigned hereby exercises his/her right to purchase             shares of Stock covered by the Option grant evidenced by the attached Certificate in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.

If the Undersigned wants shares electronically transferred to a brokerage account, please attach appropriate transfer instructions to this form.

Signature

Address

Dated

CELLU TISSUE HOLDINGS, INC.

KEY EMPLOYEE

INCENTIVE STOCK OPTION

OPTION CERTIFICATE

THIS OPTION CERTIFICATE evidences that an incentive stock option (“Option”) has been granted under the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan, as amended (“Plan”), to Key Employee as of the Award Date for the purchase of the Awarded Number of Shares of Stock at the Option Price per share, all as defined below and all subject to the terms and conditions set forth in § 1 through § 12 of Exhibit A of this Option Certificate.

“Key Employee”:	<<Name>>

“Award Date”:	<<Date>>

“Awarded Number of Shares of Stock”:	<<Shares >>

“Option Price per Share”:	<<Dollar >>

“Vesting Period”:	<<Vesting-Period>>

CELLU TISSUE HOLDINGS, INC.

BY:
TITLE:

OPTION CERTIFICATE

EXHIBIT A

§ 1. Plan. The Option is subject to all the terms and conditions set forth in the Plan for a Non-ISO, and all of the capitalized terms not otherwise defined in this Option Certificate shall have the same meaning in this Option Certificate as in the Plan. A copy of the Plan will be made available to Key Employee upon written request to the corporate Secretary of the Company.

§ 2. Status as ISO. The Company intends that the Option qualify for special income tax benefits under § 422 of the Code. Therefore, the Company intends that the exercise of the Option not constitute a taxable event to Key Employee for federal income tax purposes (other than for computing Key Employee’s alternative minimum tax) and that the Company not receive an income tax deduction for federal income tax purposes with respect to the Option.

§ 3. Accrual of Exercise Right. The right to exercise the Option granted by this Option Certificate shall (subject to the special rules in § 5) accrue and become exercisable in equal increments on each annual anniversary of the Award Date over the Vesting Period so long as Key Employee remains continuously in the employ of “Cellu Tissue” through such anniversary date, where for purposes of this Option Certificate the term “Cellu Tissue” means either the Company, a Parent, or a Subsidiary or any combinations of such organizations. The aggregate number of shares of Stock subject to exercise on any date shall equal the excess, if any, of the number of whole shares of Stock as to which the right to exercise then has accrued over the number of whole shares of Stock for which the Option has been exercised. The Option may be exercised in whole or in part at any time with respect to whole shares of Stock as to which the exercise right has accrued as of that time; provided, however, that the Option may not be exercised for fewer than twenty-five (25) shares of Stock unless the total number of shares of

Stock which can be purchased under the Option at the time of such exercise is fewer than twenty-five (25), in which event the Option shall be exercised for the total number of such shares.

§ 4. Life of Option. The Option shall expire when exercised in full; provided, however, the Option shall expire, to the extent not exercised in full, on the date which is the tenth anniversary of Award Date, or, if earlier, on the date provided under § 5 of this Option Certificate.

§ 5. Special Rules.

(a) Termination of Employment. Except as provided in § 5(b) or § 5(c) of this Option Certificate, in the event that Key Employee’s employment by or with Cellu Tissue is terminated for any reason on any date, Key Employee’s accrued right under § 3 of this Option Certificate to exercise the Option (as determined as of the date Key Employee’s employment terminates) shall expire immediately and automatically on the last day of the earlier of (A) the 90 consecutive day period which immediately follows the date Key Employee’s employment terminates or (B) the period described in § 4 of this Option Certificate; provided, however, that in the event Key Employee’s employment is terminated on any date by Cellu Tissue for Cause, the Option shall expire immediately and automatically on such date and shall be of no further force and effect with respect to any shares of Stock not purchased before such date.

For purposes of determining whether Key Employee’s employment by or with Cellu Tissue has terminated,

(l) a transfer of employment between or among the organizations which constitute Cellu Tissue shall not be treated as a termination of Key Employee’s employment with Cellu Tissue,

(2) if Key Employee is employed solely by any organization which constitutes Cellu Tissue other than the Company, the termination of the Company’s ownership interest in such organization or the sale of all or substantially all of the assets of such organization shall be treated as a termination of Key Employee’s employment with Cellu Tissue, and

(3) Key Employee’s commencement of a leave of absence from Cellu Tissue shall not be treated as a termination of Key Employee’s continuous employment with Cellu Tissue if such leave of absence is approved in writing by the Committee; provided, however, whether such leave of absence affects the employment requirement for the Key Employee to receive special income tax benefits under §422 of the Code will be determined under the regulations issued under §421 of the Code.

(b) Death. In the event that Key Employee dies while employed by Cellu Tissue while he or she has a right to exercise the Option under § 5(a)(A) of this Option Certificate, Key Employee’s right to exercise the Option under § 5(a)(A) shall be extended and thereafter shall expire immediately and automatically on the last day of the twelve (12) consecutive month period immediately following the date of Key Employee’s death.

(c) Change in Control. If (1) there is a Change in Control on any date and the Plan and the Option are continued in full force and effect or there is an assumption of the Plan and the Option in connection with such Change in Control and (2) Key Employee’s employment with Cellu Tissue is terminated at Cellu Tissue’s initiative for reasons other than Cause or is terminated at Key Employee’s initiative for Good Reason within the Protection Period, then the Option shall become 100% exercisable (to the extent not already exercisable) by Key Employee on the date his or her employment so terminates in accordance with § 14.2 of the Plan as in effect on the Award Date and shall be exercisable in accordance with § 5(a) of this Option Certificate. If there is a Change in Control on any date and the Plan and all outstanding Options, Stock Appreciation Rights and Stock Grants granted under the Plan are not continued in full force and effect or there is no assumption or substitution of the Options, Stock Appreciation Rights and Stock Grants (with their terms and conditions unchanged) in connection with such Change in Control, (A) the Option shall become 100% exercisable (to the extent not already exercisable) by Key Employee in accordance with § 14.1 of the Plan (as in effect on the Award Date) on the date of the Change in Control and (B) the Board shall have the right (to the extent expressly required as part of such transaction) to cancel the Option after giving Key Employee a reasonable period to exercise the Option.

§ 6. Method of Exercise. Key Employee may (subject to the conditions of this Option Certificate) exercise the Option in whole or in part (before the date the Option expires) on any normal business day of the Company by (1) delivering to the Company at its principal place of business in Atlanta, Georgia a written notice (addressed to its corporate Secretary or Chief Financial Officer) of the exercise of such Option and (2) simultaneously paying the Option Price to the Company in cash, by check, in Stock or through any cashless exercise procedure which is acceptable to the Committee, including a Net Option Exercise or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date action acceptable to the Committee is taken to tender such Stock to the Committee or its delegates.

§ 7. Non-Transferability. The Option is not transferable (absent the Committee’s consent) by Key Employee other than by will or by the applicable laws of descent and distribution, and the Option (absent the Committee’s consent) shall be exercisable during Key Employee’s lifetime only by Key Employee. The person or persons to whom the Option is transferred by will or by the applicable laws of descent and distribution thereafter shall be treated as the Key Employee under this Option Certificate.

§ 8. Resale of Shares Acquired by Exercise of Option. Upon the receipt of shares of Stock as a result of the exercise of the Option, Key Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resell or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.

§ 9. Not Contract; No Shareholder Rights; Construction of Option Certificate. This Option Certificate (1) shall not be deemed a contract of employment, (2) shall not give Key Employee any rights of any kind or description whatsoever as a shareholder of the Company as a result of the grant of the Option or his or her exercise of the Option before the date of the actual delivery of Stock subject to the Option to Key Employee, (3) shall not confer on Key Employee any rights upon his or her termination of employment in addition to those rights expressly set forth in this Option Certificate, and (4) shall be construed exclusively in accordance with the laws of the State of Delaware.

§ 10. Other Conditions. If so requested by the Company upon the exercise of the Option, Key Employee shall (as a condition to the exercise of the Option) enter into any other agreement or make such other representations prepared by the Company which in relevant part will restrict the transfer of Stock acquired pursuant to the exercise of this Option and will provide for the repurchase of such Stock by the Company under certain circumstances. Further, if so requested by the Company upon the grant of the Option, Key Employee shall (as a condition to the grant of the Option) enter into any other agreement or make such other representations requested by the Company, including but not limited to any noncompetition agreements requested by the Company.

§ 11. Tax Withholding. Key Employee shall have the right to satisfy any applicable, minimum federal and state withholding requirements arising out of the exercise of the Option by electing to (1) have the Company withhold shares of Stock that otherwise would be transferred to such Key Employee as a result of the exercise of such option, (2) deliver to the Company cash, (3) deliver to the Company previously owned shares of Stock to the extent necessary to satisfy such requirement or (4) any combination of the foregoing; provided, however, that any such election may be made by Key Employee only if such election shall not be subject to Section 16(b) of the 1934 Act. To the extent Key Employee does not satisfy such income tax or other applicable withholding requirements by withholding or delivering cash or shares of Stock, the Company shall have the right upon the exercise of the Option to take such action as it deems necessary or appropriate to satisfy any income tax or other applicable, minimum withholding requirements.

§ 12. Section 16a. If Key Employee, at the time he or she proposes to exercise any rights under this Option, is an officer or director of the Company, or is filing ownership reports with the Securities and Exchange Commission under Section 16(a) of the 1934 Act, then Key Employee should consult the Company before Key Employee exercises such rights to determine whether the securities law might subject him or her to additional restrictions upon the exercise of such rights.

OPTION EXERCISE FORM

(To be used by Key Employee to exercise the rights to purchase Stock evidenced by the foregoing Option)

TO:	Cellu Tissue Holdings, Inc.

The Undersigned hereby exercises his/her right to purchase                      shares of Stock covered by the Option grant evidenced by the attached Certificate in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.

If the Undersigned wants shares electronically transferred to a brokerage account, please attach appropriate transfer instructions to this form.

Signature

Address

Dated

CELLU TISSUE HOLDINGS, INC.

KEY EMPLOYEE

NON-INCENTIVE STOCK OPTION

OPTION CERTIFICATE

THIS OPTION CERTIFICATE evidences that a stock option (“Option”) has been granted under the Cellu Tissue Holdings, Inc. 2010 Equity Compensation Plan, as amended (“Plan”), to Key Employee as of the Award Date for the purchase of the Awarded Number of Shares of Stock at the Option Price per share, all as defined below and all subject to the terms and conditions set forth in § 1 through § 12 of Exhibit A of this Option Certificate.

“Key Employee”:	<<Name>>

“Award Date”:	<<Date>>

“Awarded Number of Shares of Stock”:	<<Shares >>

“Option Price per Share”:	<<Dollar >>

“Vesting Period”:	<<Vesting-Period>>

CELLU TISSUE HOLDINGS, INC.

BY:
TITLE:

OPTION CERTIFICATE

EXHIBIT A

§ 1. Plan. The Option is subject to all the terms and conditions set forth in the Plan for a Non-ISO, and all of the capitalized terms not otherwise defined in this Option Certificate shall have the same meaning in this Option Certificate as in the Plan. A copy of the Plan will be made available to Key Employee upon written request to the corporate Secretary of the Company.

§ 2. Status as Non-ISO. The Company intends that the Option not qualify for any special income tax benefits under § 422 of the Code. Therefore, the Company intends that the exercise of the Option constitute a taxable event to Key Employee for federal income tax purposes and that the Company receive an income tax deduction for federal income tax purposes for the amount that Key Employee includes in income.

§ 3. Accrual of Exercise Right. The right to exercise the Option granted by this Option Certificate shall (subject to the special rules in § 5) accrue and become exercisable in equal increments on each annual anniversary of the Award Date over the Vesting Period so long as Key Employee remains continuously in the employ of “Cellu Tissue” through such anniversary date, where for purposes of this Option Certificate the term “Cellu Tissue” means either the Company, a Parent, or a Subsidiary or any combinations of such organizations. The aggregate number of shares of Stock subject to exercise on any date shall equal the excess, if any, of the number of whole shares of Stock as to which the right to exercise then has accrued over the number of whole shares of Stock for which the Option has been exercised. The Option may be exercised in whole or in part at any time with respect to whole shares of Stock as to which the exercise right has accrued as of that time; provided, however, that the Option may not be exercised for fewer than twenty-five (25) shares of Stock unless the total number of shares of

Stock which can be purchased under the Option at the time of such exercise is fewer than twenty-five (25), in which event the Option shall be exercised for the total number of such shares.

§ 4. Life of Option. The Option shall expire when exercised in full; provided, however, the Option shall expire, to the extent not exercised in full, on the date which is the tenth anniversary of Award Date, or, if earlier, on the date provided under § 5 of this Option Certificate.

§ 5. Special Rules.

(a) Termination of Employment. Except as provided in § 5(b) or § 5(c) of this Option Certificate, in the event that Key Employee’s employment by or with Cellu Tissue is terminated for any reason on any date, Key Employee’s accrued right under § 3 of this Option Certificate to exercise the Option (as determined as of the date Key Employee’s employment terminates) shall expire immediately and automatically on the last day of the earlier of (A) the 90 consecutive day period which immediately follows the date Key Employee’s employment terminates or (B) the period described in § 4 of this Option Certificate; provided, however, that in the event Key Employee’s employment is terminated on any date by Cellu Tissue for Cause, the Option shall expire immediately and automatically on such date and shall be of no further force and effect with respect to any shares of Stock not purchased before such date.

For purposes of determining whether Key Employee’s employment by or with Cellu Tissue has terminated,

(l) a transfer of employment between or among the organizations which constitute Cellu Tissue shall not be treated as a termination of Key Employee’s employment with Cellu Tissue,

(2) if Key Employee is employed solely by any organization which constitutes Cellu Tissue other than the Company, the termination of the Company’s ownership interest in such organization or the sale of all or substantially all of the assets of such organization shall be treated as a termination of Key Employee’s employment with Cellu Tissue, and

(3) Key Employee’s commencement of a leave of absence from Cellu Tissue shall not be treated as a termination of Key Employee’s continuous employment with Cellu Tissue, provided such leave of absence is approved in writing by the Committee.

(b) Death. In the event that Key Employee dies while employed by Cellu Tissue while he or she has a right to exercise the Option under § 5(a)(A) of this Option Certificate, Key Employee’s right to exercise the Option under § 5(a)(A) shall be extended and thereafter shall expire immediately and automatically on the last day of the twelve (12) consecutive month period immediately following the date of Key Employee’s death.

(c) Change in Control. If (1) there is a Change in Control on any date and the Plan and the Option are continued in full force and effect or there is an assumption of the Plan and the Option in connection with such Change in Control and (2) Key Employee’s employment with Cellu Tissue is terminated at Cellu Tissue’s initiative for reasons other than Cause or is terminated at Key Employee’s initiative for Good Reason within the Protection Period, then the Option shall become 100% exercisable (to the extent not already exercisable) by Key Employee on the date his or her employment so terminates in accordance with § 14.2 of the Plan as in effect on the Award Date and shall be exercisable in accordance with § 5(a) of this Option Certificate. If there is a Change in Control on any date and the Plan and all outstanding Options, Stock

Appreciation Rights and Stock Grants granted under the Plan are not continued in full force and effect or there is no assumption or substitution of the Options, Stock Appreciation Rights and Stock Grants (with their terms and conditions unchanged) in connection with such Change in Control, (A) the Option shall become 100% exercisable (to the extent not already exercisable) by Key Employee in accordance with § 14.1 of the Plan (as in effect on the Award Date) on the date of the Change in Control and (B) the Board shall have the right (to the extent expressly required as part of such transaction) to cancel the Option after giving Key Employee a reasonable period to exercise the Option.

§ 6. Method of Exercise. Key Employee may (subject to the conditions of this Option Certificate) exercise the Option in whole or in part (before the date the Option expires) on any normal business day of the Company by (1) delivering to the Company at its principal place of business in Atlanta, Georgia a written notice (addressed to its corporate Secretary or Chief Financial Officer) of the exercise of such Option and (2) simultaneously paying the Option Price to the Company in cash, by check, in Stock or through any cashless exercise procedure which is acceptable to the Committee, including a Net Option Exercise or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date action acceptable to the Committee is taken to tender such Stock to the Committee or its delegates.

§ 7. Non-Transferability. The Option is not transferable (absent the Committee’s consent) by Key Employee other than by will or by the applicable laws of descent and distribution, and the Option (absent the Committee’s consent) shall be exercisable during Key Employee’s lifetime only by Key Employee. The person or persons to whom the Option is transferred by will or by the applicable laws of descent and distribution thereafter shall be treated as the Key Employee under this Option Certificate.

§ 8. Resale of Shares Acquired by Exercise of Option. Upon the receipt of shares of Stock as a result of the exercise of the Option, Key Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resell or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.

§ 9. Not Contract; No Shareholder Rights; Construction of Option Certificate. This Option Certificate (1) shall not be deemed a contract of employment, (2) shall not give Key Employee any rights of any kind or description whatsoever as a shareholder of the Company as a result of the grant of the Option or his or her exercise of the Option before the date of the actual delivery of Stock subject to the Option to Key Employee, (3) shall not confer on Key Employee any rights upon his or her termination of employment in addition to those rights expressly set forth in this Option Certificate, and (4) shall be construed exclusively in accordance with the laws of the State of Delaware.

§ 10. Other Conditions. If so requested by the Company upon the exercise of the Option, Key Employee shall (as a condition to the exercise of the Option) enter into any other agreement or make such other representations prepared by the Company which in relevant part will restrict the transfer of Stock acquired pursuant to the exercise of this Option and will provide for the repurchase of such Stock by the Company under certain circumstances. Further, if so requested by the Company upon the grant of the Option, Key Employee shall (as a condition to the grant of the Option) enter into any other agreement or make such other representations requested by the Company, including but not limited to any noncompetition agreements requested by the Company.

§ 11. Tax Withholding. Key Employee shall have the right to satisfy any applicable, minimum federal and state withholding requirements arising out of the exercise of the Option by electing to (1) have the Company withhold shares of Stock that otherwise would be transferred to such Key Employee as a result of the exercise of such option, (2) deliver to the Company cash, (3) deliver to the Company previously owned shares of Stock to the extent necessary to satisfy such requirement or (4) any combination of the foregoing; provided, however, that any such election may be made by Key Employee only if such election shall not be subject to Section 16(b) of the 1934 Act. To the extent Key Employee does not satisfy such income tax or other applicable withholding requirements by withholding or delivering cash or shares of Stock, the Company shall have the right upon the exercise of the Option to take such action as it deems necessary or appropriate to satisfy any income tax or other applicable, minimum withholding requirements.

§ 12. Section 16a. If Key Employee, at the time he or she proposes to exercise any rights under this Option, is an officer or director of the Company, or is filing ownership reports with the Securities and Exchange Commission under Section 16(a) of the 1934 Act, then Key Employee should consult the Company before Key Employee exercises such rights to determine whether the securities law might subject him or her to additional restrictions upon the exercise of such rights.

OPTION EXERCISE FORM

(To be used by Key Employee to exercise the rights to purchase Stock evidenced by the foregoing Option)

TO: Cellu Tissue Holdings, Inc.

The Undersigned hereby exercises his/her right to purchase              shares of Stock covered by the Option grant evidenced by the attached Certificate in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.

If the Undersigned wants shares electronically transferred to a brokerage account, please attach appropriate transfer instructions to this form.

Signature

Address

Dated